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                                                                   EXHIBIT 24(a)
                                                                   -------------

                                POWER OF ATTORNEY
                                -----------------


         The E.W. Scripps Company, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a registration statement on Form S-8 with respect to the Company's Class A Common Shares, $.01 par value, reserved for issuance under the Company's 1997 Employee Stock Purchase Plan, hereby constitutes and appoints Daniel J. Castellini, M. Denise Kuprionis and William Appleton, and each of them, as the attorney of the Company, with full power of substitution and resubstitution, for and in the name, place and stead of the Company, to sign and file the proposed registration statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, The E.W. Scripps Company has caused this power of attorney to be signed on its behalf by the undersigned in Vero Beach, Florida, on November 13, 1997.


                                  THE E.W. SCRIPPS COMPANY



                                  By:  /s/  William R. Burleigh
                                       -------------------------------------
                                       William R. Burleigh
                                       President and Chief Executive Officer



                                  And: /s/  M. Denise Kuprionis
                                       -------------------------------------
                                       M. Denis Kuprionis
                                       Corporate Secretary